Exhibit 10.1
Eighth Amendment to Third Amended and Restated Credit Agreement
This Eighth Amendment to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of October 31, 2024 (the “Eighth Amendment Effective Date”), is among Permian Resources Operating, LLC, a Delaware limited liability company formerly known as Centennial Resource Production, LLC (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    The Borrower, any Parent from time to time party thereto, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of February 18, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (i) amend the Credit Agreement as set forth in Section 2 hereof, (ii) evidence the reaffirmation of the Borrowing Base at $4,000,000,000 as set forth in Section 3.1 hereof and (iii) evidence the reaffirmation of the Aggregate Elected Revolving Commitment Amounts at $2,500,000,000 as set forth in Section 3.2 hereof, in each case, as set forth herein and to be effective as of the Eighth Amendment Effective Date.
C.    The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Eighth Amendment Effective Date in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Borrowing Base Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the aggregate amount of Pari Passu Obligations (other than the aggregate unused amount of the Total Revolving Commitments available to be drawn) on such day, and the denominator of which is the amount of the Borrowing Base in effect on such day.
“Collateral Coverage Ratio” means, at any date of determination, the ratio of (a) the Mortgaged Present Value as reflected in the most recent Reserve Report delivered prior to such date of determination to (b) the Loan Limit as of such date of determination.
“Eighth Amendment” means that certain Eighth Amendment to Third Amended and Restated Credit Agreement dated as of the Eighth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Eighth Amendment Effective Date” means October 31, 2024.
“Loan Limit” means, as of any day, the lesser of (a) the amount of the Borrowing Base in effect on such day and (b) the aggregate amount of Pari Passu Obligations on such day.
“Mortgaged Present Value” means the PV-9 of the Proved Oil and Gas Properties evaluated in the most recent Reserve Report that constitute Mortgaged Properties.
“Pari Passu Obligations” means, at any time, the sum of (a) the aggregate amount of Total Revolving Commitments at such time plus (b) the aggregate amount of all Total Term Loan Exposures outstanding at such time plus (c) the aggregate amount of all Permitted Pari Term Loan Debt outstanding at such time.
“Title Coverage Ratio” means, at any date of determination, the ratio of (a) the PV-9 of the Proved Oil and Gas Properties evaluated in the most recent Reserve Report for which satisfactory title information has been received to (b) the Loan Limit on such day.
2.2    Amended and Restated Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Arrangers” means, collectively, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Citibank, N.A., Fifth Third Bank, National Association, Mizuho Bank, Ltd., PNC Capital Markets LLC, BofA Securities, Inc. and Truist Securities, Inc., in each case, in their respective capacities as joint lead arrangers and joint bookrunners hereunder, and, (a) with respect to the Fifth Amendment, the Fifth Amendment Lead Left Arranger and JPMorgan Chase Bank, N.A. in

their respective capacities as joint lead arrangers and joint bookrunners, (b) with respect to the Fifth Amendment, Citibank, N.A., Mizuho Bank, Ltd., PNC Capital Markets LLC, BofA Securities, Inc., Truist Securities, Inc., U.S. Bank National Association and Capital One, National Association, in their respective capacities as joint lead arrangers and (c) with respect to the Seventh Amendment, (i) JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, in their respective capacities as joint lead arrangers and joint bookrunners and (ii) Truist Securities, Inc., Citibank, N.A., PNC Capital Markets LLC, Capital One, National Association, BofA Securities, Inc., U.S. Bank National Association, Mizuho Bank, Ltd., Fifth Third Bank, National Association and Canadian Imperial Bank of Commerce, New York Branch, in their respective capacities as joint lead arrangers.
“Convertible Notes” means any Permitted Senior Unsecured Notes permitted to be incurred under the terms of this Agreement which are either (a) convertible into or exchangeable for common Equity Interests of the Borrower or any of its direct or indirect parent entities (and cash in lieu of fractional shares of common Equity Interests) and/or cash (in an amount determined by reference to the publicly traded price of such common Equity Interests) or (b) sold as common units constituting Equity Interests of the Parent with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common Equity Interests of the Parent and/or cash (in an amount determined by reference to the publicly traded price of such common Equity Interests).
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement, each Fee Letter and the Security Instruments, in each case, as the same may be amended, modified, supplemented or restated from time to time.
“Mortgage Coverage Requirement” means that (a) the Mortgaged Present Value must be an amount not less than the lesser of (i) eighty-five percent (85%) (or such greater percentage as is then required to secure any Permitted Junior Lien Debt or Permitted Pari Term Loan Debt, as applicable, at such time) of the PV-9 of the Proved Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production and (ii) an amount sufficient to cause the Collateral Coverage Ratio to be not less than 2.25 to 1.00 and (b) the Mortgaged Properties must otherwise include any other Oil and Gas Properties (including, to the extent applicable, any unproven acreage and any midstream or gathering assets) on which Liens have been granted to secure any Permitted Junior Lien Debt or Permitted Pari Term Loan Debt, as applicable, at such time.

“Permitted Bond Hedge Transactions” means the bond hedge or capped call options purchased by the Parent or the Borrower from the Call Spread Counterparties to hedge the Credit Parties’ payment and/or delivery obligations due upon conversion or exchange of any Convertible Notes, so long as, the purchase price for such Permitted Bond Hedge Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Convertible Notes issued in connection with the Permitted Bond Hedge Transaction.
“Revolving Maturity Date” means the earlier to occur of (a) February 18, 2028 and (b) any earlier date on which the Revolving Commitments are terminated in full pursuant to this Agreement.
“Title Coverage Requirement” means that the Administrative Agent shall have received satisfactory title information (a) on Proved Oil and Gas Properties with a PV-9 not less than the lesser of (i) eighty-five percent (85%) (or such greater percentage for which the Credit Parties are required to deliver satisfactory title information pursuant to the Permitted Junior Lien Debt Documents or the Permitted Pari Term Loan Debt Documents, as applicable, at such time) of the PV-9 of the Proved Oil and Gas Properties evaluated in the most recently completed Reserve Report and (ii) an amount sufficient to cause the Title Coverage Ratio to be not less than 2.25 to 1.00 and (b) that otherwise covers any other Oil and Gas Properties (including, to the extent applicable, any unproven acreage and any midstream or gathering assets) for which the Credit Parties have been required to provide title information under the Permitted Junior Lien Debt Documents or the Permitted Pari Term Loan Debt Documents, as applicable, at such time.
2.3    Deleted Definition. The definition of “Revolving Commitment Utilization Percentage” contained in Section 1.02 of the Credit Agreement is hereby deleted from the Credit Agreement in its entirety.
2.4    Replacement of Defined Terms.
(a)    Each reference to the term “Revolving Commitment Utilization Grid” appearing in the definition of “Applicable Margin” in Section 1.02 of the Credit Agreement is hereby replaced with the term “Borrowing Base Utilization Grid”.
(b)    Each reference to the term “Revolving Commitment Utilization Percentage” appearing in the definition of “Applicable Margin” in Section 1.02 of the Credit Agreement is hereby replaced with the term “Borrowing Base Utilization Percentage”.
2.5    Amendment to Section 8.12(c)(vi). Section 8.12(c)(vi) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
if during a Borrowing Base Period, the Mortgaged Properties satisfy the Mortgage Coverage Requirement (and which certificate shall specify whether compliance with the

Mortgage Coverage Requirement was determined by reference to clause (a)(i) or clause (a)(ii) of such definition) and
2.6    Amendments to Section 9.05. Section 9.05 of the Credit Agreement is hereby amended by:
(a)    Deleting the word “and” at the end of Section 9.05(m).
(b)    Replacing the period at the end of Section 9.05(n) with “; and”.
(c)    Adding a new Section 9.05(o) immediately after Section 9.05(n) that reads in full as follows:
(o)    the entry into, and any payments in connection with, any Permitted Bond Hedge Transaction.
2.7    Amendment to Section 12.02(b)(xi). Section 12.02(b)(xi) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
release any Guarantor (except as set forth in Section 11.10 or in the Guaranty Agreement), release all or substantially all of the collateral (other than as provided in Section 11.10), or reduce the percentage set forth in clause (a)(i) of the definition of “Mortgage Coverage Requirement” to less than eighty-five (85%) or reduce the Collateral Coverage Ratio in clause (a)(ii) of the definition of “Mortgage Coverage Requirement” to less than 2.25 to 1.00, without the written consent of each Lender (other than any Defaulting Lender), or
Section 3.    Borrowing Base and Aggregate Elected Revolving Commitment Amounts.
3.1    Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders hereby agree that, effective as of the Eighth Amendment Effective Date, the Borrowing Base is hereby reaffirmed at $4,000,000,000, and the Borrowing Base shall remain at $4,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge (a) that the reaffirmation of the Borrowing Base provided for in this Section 3.1 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about October 1, 2024 for the purposes of Section 2.07 of the Credit Agreement and (b) this Amendment shall constitute the New Borrowing Base Notice in respect thereof for purposes of Section 2.07(d) of the Credit Agreement.
3.2    Aggregate Elected Revolving Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in connection with the Borrowing Base reaffirmation provided for in Section 3.1 hereof, the Administrative Agent, the Lenders and the Borrower agree that, effective as of the Eighth Amendment Effective Date, the Aggregate Elected Revolving Commitment Amounts are hereby reaffirmed at $2,500,000,000, and shall remain at $2,500,000,000 until subsequently decreased or increased pursuant to Section 2.06 of the Credit Agreement.
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the following:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Amendment from (a) each of the Credit Parties and (b) each of the Lenders.
4.2    Legal Opinion. The Administrative Agent shall have received a customary legal opinion of Latham & Watkins LLP, counsel to the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.
4.3    Officer’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party setting forth (a) resolutions of its board of directors (or comparable governing body) with respect to the authorization of such Credit Party to execute and deliver this Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (b) the officers of such Credit Party who (i) are authorized to sign this Amendment and the other Loan Documents to which such Credit Party is a party and (ii) will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Credit Agreement, as amended hereby, and the other Loan Documents, and the transactions contemplated thereby, (c) specimen signatures of such authorized officers, and (d) the articles or certificate of incorporation and bylaws (or comparable organizational documents for any Credit Parties that are not corporations) of such Credit Party, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Credit Parties to the contrary.
4.4    Good Standing Certificates. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of each of the Credit Parties.
4.5    Fees and Expenses. The Administrative Agent shall have received, to the extent invoiced, all fees and other amounts due and payable on or prior to the Eighth Amendment Effective Date (including all fees and other amounts due and payable to the Administrative Agent on account of the Lenders).
4.6    Notes.     To the extent requested by a Lender, the Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the date hereof.
4.7    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

Without limiting the generality of the provisions of Section 11.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Eighth Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 4 by and on behalf of the Borrower or any of its Subsidiaries shall be in form and substance satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower and the Lenders of the Eighth Amendment Effective Date, and such notice shall be conclusive and binding.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. From and after the Eighth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3.
5.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic (e.g., .pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.
5.4    No Oral Agreement. This written Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in the Credit Agreement and the other Loan Documents.
5.5    Governing Law. This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
5.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow.]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	PERMIAN RESOURCES OPERATING, LLC,
a Delaware limited liability company

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title:    Executive Vice President and Chief Financial Officer

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC
CENTENNIAL RESOURCE MANAGEMENT, LLC
CL ENERGY, LLC
COLGATE II CORP, LLC
COLGATE ENERGY, LLC
COLGATE ENERGY DEVELOPMENT, LLC
COLGATE MINERALS, LLC
COLGATE PRODUCTION, LLC
COLGATE RANCH, LLC
COLGATE ROYALTIES, LP
HERMOSA RANCH LLC
PERMIAN RESOURCES MANAGEMENT, LLC
TREE SHAKER MINERALS, LLC
TUSKER MIDSTREAM, LLC
READ & STEVENS, INC.
EARTHSTONE OPERATING, LLC
SABINE RIVER ENERGY, LLC
EARTHSTONE PERMIAN LLC
INDEPENDENCE RESOURCES TECHNOLOGIES, LLC
EARTHSTONE ENERGY OPERATING, LLC
EARTHSTONE ENERGY ASSETS, LLC
EARTHSTONE OIL & GAS TEXAS, LLC
EARTHSTONE OIL & GAS NORTHERN DELAWARE, LLC
EARTHSTONE OIL & GAS HOLDINGS, LLC

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title:    Executive Vice President and Chief Financial Officer

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:    /s/ Erica Spencer
Name:    Erica Spencer
Title:    Authorized Officer

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

WELLS FARGO BANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Michael Real
Name:    Michael Real
Title:    Managing Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

TRUIST BANK,
as a Lender and Issuing Bank

By:    /s/ Greg Krablin
Name:    Greg Krablin
Title:    Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Jeff Ard
Name:    Jeff Ard
Title:    Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Danielle Hudek
Name:    Danielle Hudek
Title:    Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Cameron Breitenbach
Name:    Cameron Breitenbach
Title:    Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Beth Johnson
Name:    Beth Johnson
Title:    Senior Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Managing Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title:    Managing Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Kevin A. James
Name:    Kevin A. James
Title:    Authorized Signatory

By:    /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title:    Authorized Signatory

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

COMERICA BANK,
as a Lender

By:    /s/ Cassandra Lucas
Name:    Cassandra Lucas
Title:    Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

REGIONS BANK,
as a Lender

By:    /s/ Cody Chance
Name:    Cody Chance
Title:    Managing Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Kristan Spivey
Name:    Kristan Spivey
Title:    Authorized Signatory

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

GOLDMAN SACHS BANK USA,
as a New Lender

By:    /s/ Andrew Vernon
Name:    Andrew Vernon
Title:    Authorized Signatory

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

MORGAN STANLEY BANK, N.A.,
as a New Lender

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

BARCLAYS BANK PLC,
as a Lender

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC

BOKF, NA, dba BANK OF TEXAS,
as a Lender

By:    /s/ Drew Krittenbrink
Name:    Drew Krittenbrink
Title:    Vice President

Signature Page to Eighth Amendment to Third Amended and Restated Credit Agreement Permian Resources Operating, LLC